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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Ocular Sciences, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OCULAR SCIENCES, INC.
1855 Gateway Boulevard, Suite 700
Concord, California 94520

April 22, 2004

Dear Stockholder:

        You are cordially invited to join us at the 2004 Annual Meeting of Stockholders of Ocular Sciences, Inc. on Friday, May 21, 2004, to be held at The Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California beginning at 9:00 a.m., Pacific Daylight Time.

        The actions you will be asked to take at the Annual Meeting are described in detail in the accompanying Proxy Statement and Notice of Annual Meeting of Stockholders.

        We have also included a copy of the Company's 2003 Annual Report. We encourage you to read the Annual Report, which includes information on the Company's operations, markets and products, as well as the Company's audited financial statements.

        Please use this opportunity to participate in the affairs of the Company by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented at the meeting. Your right to attend the meeting and vote your shares in person is not forfeited by returning your proxy.

Sincerely,

John D. Fruth
Chairman of the Board

OCULAR SCIENCES, INC.
1855 Gateway Boulevard, Suite 700
Concord, California 94520

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        Notice is hereby given that we will hold the Annual Meeting of Stockholders of Ocular Sciences, Inc. (the "Company") at The Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California on May 21, 2004, at 9:00 a.m. local time, for the following purposes:

  1.
  To elect eight directors, each to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified or until his earlier resignation or removal.

  2.
  To amend the Company's 1997 Equity Incentive Plan to increase the number of shares of common stock that may be issued upon the exercise of options granted thereunder by 1,500,000 shares (from 4,400,000 shares to 5,900,000 shares) and to extend the expiration date of the plan from June 2007 to February 2014.

  3.
  To ratify the selection of KPMG LLP as our independent auditors for the year ending December 31, 2004.

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Only stockholders of record at the close of business on April 12, 2004 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Steven M. Neil
Secretary

Concord, California
April 22, 2004

          WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE,
  SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-
  PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. EVEN IF
  YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE
  MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A
  BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST
  OBTAIN FROM THE RECORD HOLDER A VOTING INSTRUCTION CARD.

OCULAR SCIENCES, INC.
1855 Gateway Boulevard, Suite 700
Concord, California 94520

PROXY STATEMENT

April 22, 2004

        We are soliciting the accompanying proxy on behalf of the Board of Directors of Ocular Sciences, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on May 21, 2004, at 9:00 a.m. Pacific Daylight Time (the "Annual Meeting"). We will hold the Annual Meeting at The Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California. We first mailed this proxy statement and the accompanying form of proxy to stockholders on or about April 23, 2004. A copy of our Annual Report on Form 10-K for the year ended December 31, 2003 is enclosed with this proxy statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

        Only holders of record of our common stock at the close of business on April 12, 2004 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, we had 24,632,502 shares of common stock outstanding and entitled to vote. The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting.

        Holders of our common stock are entitled to one vote for each share held as of the Record Date. Shares of common stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum. Broker non-votes do not count as a vote "FOR" or "AGAINST" any proposal and, therefore, will not affect the outcome of any proposal.

        You may vote "FOR" or "WITHHOLD" your vote from the election of each nominee for the board of directors. You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposals 2 and 3. If you have abstained from voting on these proposals it will have no effect on the outcome of the vote. Unless otherwise instructed, each valid returned proxy card that is not revoked will be voted "FOR" the election of all the nominees for election to the Board of Directors, under Proposal No. 1, "FOR" the amendments to the Company's 1997 Equity Incentive Plan and "FOR" the ratification of KPMG LLP as our independent auditors for the year ending December 31, 2004, and at the proxy holder's direction, on such other matters, if any, that may come before the Annual Meeting (including any proposal to adjourn or postpone the Annual Meeting). All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        We will pay the expenses of soliciting proxies in the form accompanying this proxy statement. Following the original mailing of the proxies and other soliciting materials, certain of our directors, officers, employees and agents may also solicit proxies, without additional compensation, by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of our common stock and request authority for the exercise of proxies. In such cases, we will, upon the request of the record holders, reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

        Any person signing a proxy in the form accompanying this proxy statement may revoke it at any time prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked (i) in writting delivered to the Secretary of the Company at our principal executive offices at 1855 Gateway Boulevard, Suite 700, Concord, California 94520 stating that the proxy is revoked, (ii) by a proxy card with a later date that is signed by the person who signed the earlier proxy or (iii) by attending the Annual Meeting and voting in person. Attendance at the meeting will not revoke a proxy unless you specifically do so. Please note, however, that if your shares are held of record by a broker, bank or other nominee and that you wish to vote at the Annual Meeting, you must obtain a voting instruction card from the record holder.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

        Directors are elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified or until their earlier resignation, removal or death. The size of our Board of Directors (the "Board") is currently set at eight members. Accordingly, at the Annual Meeting the stockholders are being asked to elect eight persons to be our directors. Directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Our Nominating and Governance Committee has recommended to the Board, and the Board has nominated, for election as our directors the eight persons identified under the heading "Directors/Nominees" below. All of the nominees have consented to being named herein and to serve if elected. Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the election of each nominee named in this section.

        If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the present Board to fill the vacancy or (2) for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the following nominees will be unwilling or unable to serve if elected as a director. This section contains the names and biographical information for each of the nominees as of March 10, 2004.

Directors/Nominees

John D. Fruth
Director since 1985

        Mr. Fruth, age 60, founded the Company in 1985 and has been our Chairman and a Director since our inception. He was Chief Executive Officer from 1985 until May 1999 and President from 1985 to October 1997. In April 2000, Mr. Fruth resumed the position of Chief Executive Officer and President until Stephen J. Fanning was appointed as President and Chief Executive Officer. Mr. Fruth is the brother of Terence M. Fruth.

Stephen J. Fanning
Director since 2001

        Mr. Fanning, age 52, has been our President and Chief Executive Officer and a Director since August 2001. Mr. Fanning joined us from Johnson & Johnson where he served in various senior executive positions for over 25 years, most recently as President, Worldwide, of Johnson & Johnson's McNeil Specialty Products division from April 2000 to August 2001. Prior to that, from 1995 to 2000, he served as President of Johnson & Johnson Medical, a medical device company. Mr. Fanning has also served as Managing Director of Johnson & Johnson Austria/Switzerland, and Vice President, Sales, of Johnson & Johnson's McNeil Consumer Products Division.

Edgar J. Cummins
Director since 1992

        Mr. Cummins, age 60, an independent consultant to companies in the healthcare industry since 1998, has been a Director since 1992. While a consultant, he served as our acting Vice President, Finance, and Chief Financial Officer from May 2000 to November 2000. From May 1995 to January 1998, Mr. Cummins served as Chief Financial Officer of Chiron Vision Corporation, an ophthalmic surgical company. He also serves on the board of Caliper Life Sciences, Inc.

Terence M. Fruth
Director since 1992

        Mr. Fruth, age 65, a partner at Fruth, Jamison & Elsass P.A., a law firm, since 2001, has been a Director since 1992. From 1985 to 2001, Mr. Fruth was a partner, Vice President and Corporate Secretary of Fruth & Anthony, P.A., a Minneapolis-based law firm specializing in commercial litigation. Mr. Fruth has been practicing law for over 30 years. Mr. Fruth is a member of both the Minnesota State and American Bar Associations and serves on the boards of Argenta Capital L.L.C., Gemini, Inc., and Lettieri's, Inc. Mr. Fruth is the brother of John D. Fruth.

William R. Grant
Director since 1992

        Mr. Grant, age 79, Chairman of Galen Associates, a venture capital firm specializing in emerging health-care companies, since 1989, has been a Director since 1992. Mr. Grant is a director of Advanced Medical Optics, Inc., Massey Energy Company, Quest Diagnostics Incorporated and Vasogen Inc. Mr. Grant is also a general partner of Contrarian Trends, L.P.

Terrance H. Gregg
Director since 1999

        Mr. Gregg, age 55, Vice President and Senior Advisor, Medtronic Inc., a medical device company, since July 2002, has been a Director since 1999. He was President and Chief Operating Officer of MiniMed, Inc. from 1994 to July 2002. He is also a director of Amylin Pharmaceuticals, Inc. and Vasogen Inc.

Howard P. Liszt
Director since 2003

        Mr. Liszt, age 57, senior fellow at the University of Minnesota since 2000, has been a Director since December 2003. Mr. Liszt was Chairman of the Board of Coleman Natural Products from 2001 to 2002. From 1976 to 2000 Mr. Liszt was employed at Campbell Mithun, most recently as Chief Executive Officer. He is also a director of Zomax Inc.

Mary Jo Potter
Director since 2003

        Ms. Potter, age 56, Managing Partner and Chief Executive Officer of Highperlink, an international consulting firm advising clients on organizational transformation issues, since January 2004, has been a Director since July 2003. She was Senior Vice President of Sibson Consulting Group, a division of the Segal Company, from 1999 to December 2003 and Managing Director and President of Corporate Alliance, Inc. from 1991 to 1999.

        There are no family relationships between or among any of our directors or officers other than as between John Fruth and Terence Fruth.

Independence of Directors

        The Board of Directors has adopted a standard for evaluating the "independence" of the members of the Board of Directors that complies with the "independent director" requirements of the current and proposed listing standards, including Rule 4200(a)(15) of the NASD Marketplace Rules, the "outside director" requirements of the regulations under Section 162(m) of the Internal Revenue Code, and the "non-employee director" requirements under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Board has determined that Ms. Potter and Messrs. Grant, Gregg and Liszt are each an "independent director" within the meaning of Rule 4200(a)(15) of the NASD Marketplace Rules All members of our standing committees are "independent directors," except for Mr. Cummins who serves on the Audit Committee.

        We expect Messrs. Cummins, Fruth and Fruth to qualify as independent directors in 2005 because the Board has determined that each would be an independent director but for a circumstance that will no longer disqualify them in 2005. A board member is not considered independent under NASD Marketplace Rule 4200(a)(15) if, among other reasons, he or she was our employee during the past three years, is related to a person we employed during the past three years, or was paid more than $60,000 in any of the past three years for services unrelated to his or her service as a director or committee member. John Fruth acted as our President and Chief Executive Officer on an interim basis during 2001 until Stephen J. Fanning was appointed, so he and his brother, Terence Fruth, do not qualify as independent directors. Similarly, because Mr. Cummins was paid more than $60,000 in 2001 for consulting services requested by the Board and unrelated to his service as a director or committee member, he does not currently qualify as an independent director.

Corporate Governance

        The Board is committed to, and for many years has adhered to, sound and effective corporate governance practices. The Board is also committed to diligently exercising its oversight responsibilities of the Company's business and affairs consistent with the highest principles of business ethics, and meeting the corporate governance requirements of both federal law and the NASD Marketplace Rules. Some of the recent steps the Board has taken to fulfill this commitment include adopting revised Charters for its Audit and Organization and Compensation Committees and creating and electing a Nominating and Governance Committee, adopting independence standards for its members and adopting a code of conduct and ethics and other procedures all as described more fully below.

        The Code of Conduct and Ethics Policy is available at the Company's website at http://www.ocularsciences.com. All Company employees, officers and directors, including the Chief Executive Officer and the Company's senior financial officers, are required to adhere to the Code of Conduct and Ethics Policy in discharging their work-related responsibilities. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct and Ethics Policy.

        We have also established a confidential hotline through which employees may report concerns about the Company's business practices. In keeping with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for receipt and handling of complaints received by the Company regarding accounting, internal account controls or auditing matters. In addition, any stockholder who desires to contact the Board or a specific member of the Board may do so electronically by sending an e-mail to the following address: board@ocularsciences.com. Alternatively, a stockholder can directly contact the Board or specific members of the Board by writing to Board of Directors, Ocular Sciences, Inc., 1855 Gateway Boulevard, Suite 700, Concord, California 94520, and, if appropriate, noting the name of the intended recipient.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires certain persons, including the Company's directors and executive officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. During 2003 Mr. John Fruth filed a late Form 5 reporting the grant of stock options. Based on the Company's review of the reporting forms received by it, the Company believes that all such other filing requirements were satisfied for 2003.

Board of Directors' Meetings and Committees

        The Board met seven times during the year ended December 31, 2003. During 2003, no director attended fewer than 75% of the aggregate number of meetings of the Board and all committees of the Board on which the director served. Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. All of our directors attended the last annual meeting of stockholders.

        Standing committees of the Board include an Audit Committee, an Organization and Compensation Committee (the "Compensation Committee") and a Nominating and Governance Committee. Each standing committee is described as follows:

        Audit Committee.    The Audit Committee is composed of William R. Grant, Edgar J. Cummins and Terrance H. Gregg. Mr. Grant will become Chairman effective May 22, 2004, succeeding Mr. Cummins who is currently the Chairman. In 2003, the Audit Committee consisted of these same individuals. The report of the Audit Committee for fiscal 2003 is included in this proxy statement. The Board has determined that Messrs. Grant and Gregg are independent. Mr. Cummins would be considered an "independent director" but for the fact that we paid him $295,000 in 2001 for consulting services related to business development and financing activities which were unrelated to his service as a director or committee member. Mr. Cummins is not currently employed by us nor is he an affiliate of our subsidiaries. The Board has determined that membership on the Audit Committee by Mr. Cummins is required and is in our best interests and the best interests of our stockholders because of the depth and breadth of his experience with and knowledge of financial and other matters relevant to the Audit Committee, which he has gained through his prior service as the chief financial officer of Allergan, Inc. and Chiron Vision Corporation and his service in various senior financial positions with American Hospital Supply Corporation and Baxter Travenol Laboratories, Inc. The members of the Audit Committee also meet the independence requirements of Rule 10A-3(b)(i) of the Securities Exchange Act of 1934, and each of the criteria set forth in Rule 4350(d)(2)(A) of the NASD Marketplace Rules. The board of directors has determined that Mr. Cummins qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission.

        The Audit Committee has the responsibility to assist the Board in fulfilling its oversight of our accounting and financial reporting processes and the audits of our financial statements, including oversight of our systems of internal controls and the selection, evaluation and compensation of our independent auditor. The Audit Committee: (1) is directly and solely responsible for the selection, appointment, engagement, compensation, retention and oversight of any independent auditor we employ for the purpose of preparing or issuing an audit report or performing other audit, audit-related, or attest services for the Corporation; (2) meets with the independent auditors to review the annual audit and as appropriate at other times during the year; (3) evaluates the qualifications, performance and independence of the independent auditors, and reports to the full Board on its conclusions, together with any recommendations for additional action; and (4) reviews internal control procedures, related party transactions and, where appropriate, potential conflict of interest situations. The Audit Committee met six times during 2003. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement.

        Compensation Committee.    The Compensation Committee is composed of Terrance H. Gregg (Chairman), William R. Grant and Mary Jo Potter, each of whom the Board has determined to be independent, "non-employee directors," and "outside directors." During 2003 the Compensation Committee consisted of Messrs. Grant and Gregg and Mr. Francis R. Tunney, Jr. (who is now deceased) from January to June; Messrs. Grant and Gregg from June to September and Ms. Potter and Messrs. Grant and Gregg from September to December. The Compensation Committee reviews and approves the compensation and benefits for the Company's executive officers, administers the Company's 1997 Equity Incentive Plan (the "Plan") and makes recommendations to the Board regarding such matters. The Compensation Committee met two times during 2003.

        Nominating and Governance Committee.    The Nominating and Governance Committee composed of Mary Jo Potter (Chair) and Howard P. Liszt, each of whom the Board has determined to be independent, was established effective February 2004. Prior to establishing the Nominating and Governance Committee in 2004, the entire Board maintained responsibility for nominating and governance activities. The Nominating and Governance Committee identifies, considers and recommends candidates for membership on the Board, evaluates Board performance and qualifications and also evaluates and oversees corporate governance and related issues. The Committee will consider suggestions from stockholders for nominees for election as directors at the 2005 Annual Meeting, provided that the recommendations are received on a timely basis and meet the criteria set forth below under Stockholder Proposals. The Nominating and Governance Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. While the Nominating and Governance Committee has not determined minimum criteria for Board nominees, it seeks to achieve a balance of knowledge, experience and capability on our Board. To this end, the Committee seeks nominees with high professional and personal ethics and values, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen, and the ability to think strategically. In addition, the Nominating and Governance Committee considers the level of the candidate's commitment to active participation as a director, both at Board and committee meetings and otherwise.

        The Charter of the Audit Committee was amended by the Board effective April, 2004 and the Charter of the Nominating and Governance Committee was adopted by the Board effective April, 2004. These charters reflect the new requirements of the Securities and Exchange Commission and the NASDAQ (the "Applicable Rules"). The Audit Committee charter is attached to this Proxy Statement and each of the charters is available on the Company's website at http://www.ocularsciences.com. The members of each standing committee are elected by the Board each year for a term of one year or until his or her successor is elected.

Director Compensation

        The Company believes that compensation for independent directors should be competitive and should encourage increased ownership of the Company's stock. In that regard, in 2003 the Board adopted a compensation plan that includes an annual retainer, meeting fees, and stock option awards. Committee Chairs receive an additional annual retainer. Effective in 2004, the Board also adopted the Ocular Sciences, Inc. Deferred Fee Plan for Directors (the "Fee Plan") to compensate its directors for their service as directors or committee members. Under the Fee Plan, each director can defer up to 100% of his or her retainer and meeting fees to be paid in shares of the Company's common stock at a date in the future specified by the director. Directors who do not elect to defer their fees receive cash compensation for each meeting held. Since January 2003, the annual retainer is $20,000 and meeting fees are $1,000 for each regular meeting and $500 for each telephone meeting. Currently, the Audit Committee Chair additional annual retainer is $10,000, the Compensation Committee Chair additional annual retainer is $5,000, and the Nominating and Governance Committee Chair additional annual retainer is $5,000.

        Non-employee directors are eligible to receive stock option awards under the 1997 Amended and Restated Directors Option Plan (the "Directors Plan"). Each non-employee director who is or becomes a member of the Board on or after the effective date of the Directors Plan is granted an option for 30,000 shares (the "Initial Grant"). Thereafter, each non-employee director is granted an option for 10,000 shares each year, provided the non-employee director is a member of the Board of Directors on the grant date and has served continuously as a member of the Board of Directors since the date of the non-employee director's Initial Grant. On August 1, 2003, each non-employee director was granted an option of 10,000 shares under the Directors Plan at an exercise price of $20.32. As of December 31, 2003, seven persons were eligible to participate in the Directors Plan, no shares had been issued upon exercise of options, 527,500 shares were subject to outstanding options and 172,500 shares were available for issuance upon the exercise of options granted in the future pursuant to the Directors Plan. Generally, the non-employee directors are compensated under the Directors Plan. However, on August 4, 2000, each non-employee director was granted an option pursuant to the 1997 Equity Incentive Plan to purchase 15,000 shares of our common stock at an exercise price of $11.9375 per share. Each option granted to directors under the 1997 Directors Plan has a 10-year term and terminates seven months following the date the director ceases to be one of our directors or consultants or 12 months following the date if the termination is due to disability and 24 months if the termination is due to death. All options granted to directors under this plan vest ratably over a 36-month period from the date of grant.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
EACH OF THE NOMINATED DIRECTORS.

PROPOSAL NO. 2 — AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN
TO ADD 1,500,000 AUTHORIZED SHARES AND EXTEND THE PLAN'S EXPIRATION DATE FROM JUNE 2007 TO FEBRUARY 2014.

        The stockholders are being asked to approve an amendment to the Plan to:

  •
  increase the number of shares of common stock that are authorized for issuance under the plan by 1,500,000 shares (from 4,400,000 shares to 5,900,000 shares); and

  •
  extend the expiration date from June 2007 to February 2014.

        The Plan is an important part of the Company's compensation program and is essential to the Company's ability to attract and retain highly qualified employees in an extremely competitive environment in which employees view equity incentives as an increasingly important component of their compensation. As of March 10, 2004, only 56,248 shares of common stock remained available for issuance under the Plan. The Board believes that the proposed amended Plan increasing the number of authorized shares and extending the term of the Plan will enable the Company to continue to provide stock-based compensation to new and current employees and facilitate expansion and retention of the Company's employee base.

Vote Required For Approval

        Approval of this amendment to the Plan requires the affirmative vote of a majority of the shares of common stock voted for or against the Proposal. The Board approved the proposed amendment on February 4, 2004, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Plan.

1997 Equity Incentive Plan History

        The Board adopted the Plan in June 1997, under which an aggregate of 1,000,000 shares of common stock were authorized for issuance. In July 1997, the Plan was amended to reflect a two-for-one stock split of the Company's common stock, and the amendment was approved by the Company's stockholders. The Plan became effective on August 4, 1997, the effective date of the Company's initial public offering. In March 1999, the Board approved an amendment to the Plan to increase the number of shares of common stock authorized for issuance under the plan by 1,000,000 shares (from 2,000,000 shares to 3,000,000 shares) and the Company's stockholders approved the amendment in May 1999. In March 2001 the Board approved an amendment to the Plan to increase the number of shares of common stock authorized for issuance under the plan by 1,400,000 shares (from 3,000,000 to 4,400,000 shares) and the Company's stockholders approved the amendment in May 2001. The Plan authorizes the award of options, stock bonuses and opportunities to purchase restricted stock (each an "Award"). The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering those persons an opportunity to participate in the Company's future performance through grants of Awards.

        From the plan's effective date to December 31, 2003, options to purchase an aggregate of 6,355,000 shares of the Company's common stock were granted under the Plan, of which options to purchase an aggregate of 3,174,206 shares remained outstanding and 2,132,704 were canceled, in each case as of December 31, 2003. During such time period, options were granted to the Named Executive Officers of the Company (as that term is defined under the "Executive Compensation — Summary Compensation Table" below) in the following amounts: Stephen J. Fanning, 271,000 shares; Steven M. Neil, 100,000 shares; James M. Welch, 168,000 shares; Bradley S. Jones, 198,000 shares; and John A. Weber, 164,250 shares. During the same period, the Company's current executive officers and directors, as a group (18 persons), were granted options to purchase a total of 1,584,250 shares. Except for the options granted to directors in 2000 as discussed under "Proposal No. 1 — Election of Directors — Director Compensation" above and options to purchase 50,000 shares that were granted to John Fruth while he was our Chief Executive Officer, no options were granted during this period, under the Plan, to any outside director of the Company, since outside directors are compensated under the Directors Plan. No options were granted during this same period under the Plan to any entity in which any officer or director of the Company beneficially owns 10% or more of any class of securities, to any trust in which any officer or director holds a substantial beneficial interest or serves in a fiduciary capacity, or to any relative or spouse, or a relative of such spouse, of any officer or director of the Company, and no person received 5% or more of the total options granted under the Plan from the effective date of the Plan through December 31, 2003. As of December 31, 2003, all employees, other than the executive officers and directors as a group, received options to acquire 4,770,750 shares.

Shares Subject to 1997 Equity Incentive Plan

        The stock subject to issuance under the Plan consists of shares of the Company's authorized but unissued common stock. The number of shares of common stock currently reserved for issuance under the Plan is the sum of (i) 4,400,000 shares plus (ii) any shares remaining unissued under the Company's 1989 Stock Option Plan (the "1989 Option Plan") on the effective date of the Plan, including any shares issuable upon exercise of options granted pursuant to the 1989 Option Plan that expire or become unexercisable for any reason without having been exercised in full, are no longer available for issuance under the 1989 Option Plan but are available for issuance under the Plan. As of March 10, 2004, options to purchase an aggregate of 3,494,679 shares of common stock were outstanding under the Plan and 56,248 shares of common stock remained available for grant under the plan (after taking into account the shares from the 1989 Option Plan that were made available for issuance under this plan) and no shares had been issued pursuant to restricted stock or stock bonus awards. Shares subject to an option granted pursuant to the Plan that expires or terminates for any reason without being exercised or shares subject to a restricted stock award granted pursuant to the Plan that is forfeited or is repurchased by the Company at the original issue price or that otherwise terminates without the shares being issued, will again become available for grant and issuance pursuant to Awards under the Plan. The number of shares authorized for issuance is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. The closing price of the Company's common stock on the Nasdaq National Market was $28.38 per share on April 8, 2004, the last trading day before the Record Date.

Eligibility

        Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive Awards under the Plan (the "Participants"). No Participant is eligible to receive more than 1,200,000 shares of common stock in any calendar year under the Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 1,600,000 shares of common stock issuable upon exercise of stock options in the calendar year in which they commence their employment with the Company. As of December 31, 2003, approximately 301 persons were eligible to participate in the Plan.

Administration

        The Plan may be administered by our Compensation Committee (described under the headings "Proposal No. 1 — Election of Directors — Board of Directors' Meetings and Committees" and "Report of the Compensation Committee" below). However, our Board can always assume administrative authority of this plan.

        Subject to the terms of the Plan, the Committee determines who will receive Awards, the number of shares subject to each Award and the terms and conditions of Awards. The Compensation Committee also has the authority to construe and interpret any of the provisions of the Plan and any agreement or Award granted thereunder, to grant Awards and establish the terms of any Awards, as well as to make all other determinations necessary or advisable for the administration of the Plan. Our Compensation Committee has delegated to the Company's Chief Executive Officer or the President or the Chief Financial Officer the authority to grant ordinary course stock options to non-officer employees, subject to certain restrictions.

Stock Options

        The Plan provides for the grant of both incentive stock options that are intended to qualify under Section 422 of the Code and nonqualified stock options. Incentive stock options may be granted only to employees of the Company or of a parent or subsidiary of the Company. Nonqualified stock options may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or of any parent or subsidiary of the Company, provided the consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of incentive stock options must be at least equal to the fair market value of the Company's common stock on the date of grant (110% of that value in the case of incentive stock options issued to a person who directly or indirectly owns more than 10% of the voting power of the Company). The exercise price of nonqualified stock options must be at least equal to 85% of that value. The maximum term of options granted under the Plan is ten years; except that incentive stock options granted to a 10% stockholder may not be exercisable for more than five years after the date the option is granted. Options granted under the Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee. Options granted under the Plan generally expire ninety days after the termination of the optionee's service to the Company or to a parent or subsidiary of the Company, except in the case of death or disability, in which case the options may be exercised up to twelve months following the date of death or termination of service. Options terminate on the date of notice of termination of employment for theft, embezzlement, fraud, dishonesty or breach of fiduciary duty.

        The exercise price of options granted under the Plan may be paid in cash (by check) or, as approved by the Compensation Committee at the time of grant or in limited circumstances at the time of exercise: (1) by cancellation of indebtedness of the Company to the optionee; (2) by surrender of fully-paid shares of the Company's common stock owned by the optionee for at least six months or which were obtained in the public market; (3) by tender of a full recourse promissory note; (4) by waiver of compensation due to or accrued by the optionee for services rendered; (5) by a "same-day sale" commitment from the optionee and a National Association of Securities Dealers, Inc. ("NASD") broker; (6) by a "margin" commitment from the optionee and an NASD broker; or (7) by any combination of the foregoing. However, no executive officer or director may tender a full recourse promissory note as payment of the exercise price of options granted under the Plan.

Restricted Stock Awards

        The Compensation Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other Awards under the Plan, under terms, conditions and restrictions approved by the Compensation Committee. During the year ended December 31, 2003, the Committee did not grant any restricted stock awards. The purchase price of shares sold pursuant to a restricted stock award is determined by our Compensation Committee on the date the award is made. The vesting of restricted stock awards may be conditioned on completion of a specified number of years of service or upon attainment of performance goals based on the Performance Factors described below. Generally, unvested restricted stock awards will be forfeited to the Company in exchange for return of the original purchase price.

Stock Bonus Awards

        Our Compensation Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Plan, under terms, conditions and restrictions approved by the

Compensation Committee. During the year ended December 31, 2003, the Committee did not grant any stock bonus awards. Stock bonuses may be awarded for past services and upon completion of performance goals set out in advance, including performance goals based on the Performance Factors described below. At the Committee's discretion, stock bonuses may be paid currently or on a deferred basis, in a lump sum or installments and may include an interest or dividend equivalent component. In addition, stock bonuses may be made in the form of cash or a combination of cash and shares, as the Compensation Committee may determine.

Performance Factors

        The Committee may select performance goals for the earning of Awards based on measurements of any, or all, of the following performance factors:

  •
  Net revenue and/or net revenue growth

  •
  Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth

  •
  Operating income and/or operating income growth

  •
  Net income and/or net income growth

  •
  Earnings per share and/or earnings per share growth

  •
  Total stockholder return and/or total stockholder return growth

  •
  Return on equity

  •
  Operating cash flow return on income

  •
  Adjusted operating cash flow return on income

  •
  Economic value added

  •
  Individual confidential business objectives

Certain Corporate Transactions

        In the event of a dissolution, liquidation, or sale of all or substantially all of the assets of the Company, a merger in which the Company does not survive, a merger in which the Company survives but after which its stockholders before the merger cease to own any interest in the Company or the acquisition of 50% of the Company's outstanding shares by tender offer or similar transaction, any or all outstanding Awards may be assumed or replaced by the successor corporation. In the alternative, the successor corporation may substitute equivalent Awards or provide consideration to Award recipients which is substantially similar to that provided to stockholders in the transactions. If the successor does not assume or substitute Awards, outstanding Awards will expire upon consummation of the transaction, although the Board in its sole discretion may provide that the vesting of any or all Awards will accelerate prior to consummation of the transaction.

Amendment of 1997 Equity Incentive Plan

        The Board may, at any time, terminate or amend the Plan, including amending any form of Award agreement or instrument to be executed pursuant to the Plan. However, the Board may not amend the Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder.

Term of the Plan

        Unless terminated earlier as provided in the Plan, the Plan as amended will expire in February 2014, ten years after the date it was amended by the Board. Absent stockholder approval of the amended Plan, it will expire in June 2007 (ten years after the date the 1997 Plan was originally adopted by the Board).

Federal Income Tax Information

        The following is a general summary as of the date of this proxy statement of the federal income tax consequences to the Company and Participants under the Plan. Federal tax laws may change and the federal, state and local tax consequences for any Participant will depend upon his or her individual circumstances. Each Participant has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan.

        Incentive Stock Options.    A participant will recognize no income upon grant of an incentive stock option and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax as described below). If the Participant holds shares acquired upon exercise of an incentive stock option for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the shares. This gain or loss will be equal to the difference between the amount realized upon disposition and the amount paid for the shares.

        If the Participant disposes of shares acquired upon exercise of an incentive stock option prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon disposition, up to the difference between the fair market value of the shares on the date of exercise (or, if less, the amount realized on a sale of the shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the shares were held by the Participant.

        Alternative Minimum Tax.    The difference between the fair market value of the shares acquired upon exercise of an incentive stock option on the date of exercise and the exercise price is an adjustment to income for purposes of alternative minimum tax. Upon a sale of shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares acquired upon exercise of an incentive stock option at exercise over the amount paid for the shares.

        Nonqualified Stock Options.    A Participant will not recognize any taxable income at the time a nonqualified stock option is granted. However, upon exercise of a nonqualified stock option, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company. Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

        Restricted Stock and Stock Bonus Awards.    Generally, a recipient will not be taxed upon the grant or purchase of stock bonus awards or restricted stock that is subject to a "substantial risk of forfeiture," within the meaning of Section 83 of the Code, until such time as the stock bonus award or restricted stock is no longer subject to the substantial risk of forfeiture. At that time, the Participant will be taxed on the difference between the fair market value of the shares and the amount the Participant paid, if any, for the stock bonus award or restricted stock. However, the recipient of a stock bonus award or restricted stock may make an election under Section 83(b) of the Code to be taxed with respect to the award as of the date of its transfer, rather than the date or dates on which the shares under the award are no longer subject to a substantial risk of forfeiture and the Participant would otherwise be taxable under Section 83 of the Code.

        Maximum Tax Rates.    The maximum federal tax rate applicable to ordinary income is 35%. Long-term capital gain is taxed at a maximum federal rate of 15%. To receive long-term capital gain treatment, the stock must be held for more than one year.

        Tax Treatment of the Company.    The Company generally will be entitled to a deduction in connection with the exercise of a nonqualified stock option by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income, provided that the Company timely reports the income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of shares acquired upon exercise of an incentive stock option only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the shares.

        ERISA.    The 1997 Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not intended to be qualified under Section 401(a) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
OF THE PROPOSED ADMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN

NEW PLAN BENEFITS

        Future awards to directors, executive officers and employees of Ocular Sciences under the 1997 Equity Incentive Plan are discretionary and cannot be determined at this time. We have, therefore, not included a table that reflects such awards.

PROPOSAL NO. 3 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        Our Audit Committee has selected KPMG LLP as our independent auditors for the year ending December 31, 2004. KPMG LLP has audited our financial statements since 1997.

        Stockholder ratification of the selection of KPMG LLP as the Company's independent auditors requires the affirmative vote of a majority of the shares of common stock voted for or against the Proposal. Although this action is not required by our bylaws or otherwise, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that a change would be in our best interests and those of our stockholders.

        Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Auditor Fees and Services

        The following table sets forth the aggregate fees billed by KPMG LLP for audit services rendered in connection with the consolidated financial statements and reports for 2003 and for other services rendered during 2003 on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company:

	2002		2003
	Amount($)	% of Total	Amount($)	% of Total
Audit fees	659,646	51.2	835,266	43.7
Audit-related fees	163,873	12.7	50,000	2.6
Tax fees	381,281	29.6	1,016,640	53.2
All other fees	83,900	6.5	10,656	0.5

Total	1,288,700		1,912,522

        Audit fees consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

        Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements (described above) and preliminary assessment of the Company's readiness for increased reporting on internal controls that will be required by Section 404 of Sarbanes-Oxley Act of 2002. Audit-related fees consist of audit of financial statements for employee benefit plans, audits of certain businesses acquired during 2002, review of registration statements and issuance of consents.

        Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning. This category includes fees related to the preparation and review of federal, state and international tax returns, assistance with tax audits, and expatriate tax services.

        All other fees consist of fees for all other services other than those reported above. These services include work on the Company's policies and procedures. The Audit Committee intends to minimize services from KPMG in this category.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

        The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent auditors. These services may include audit services, audit-related services, tax services and other services. For each proposed service, the independent auditors are required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to the Audit Committee Chairman. The Chairman must report any decisions to the Audit Committee at the next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

TRANSACTION OF OTHER BUSINESS

        The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of March 10, 2004, with respect to the beneficial ownership of our common stock by (i) each stockholder known by us based on publicly available records to be the beneficial owner of more than 5% of our common stock, (ii) each director and nominee for election as a director, (iii) the Chief Executive Officer and each of our four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at the end of 2003 (together, the "Named Executive Officers") and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address for each of the persons listed in the table below is c/o Ocular Sciences, Inc., 1855 Gateway Boulevard, Suite 700, Concord, California 94520.

Name of Beneficial Owner	Shares of Common Stock Owned	Options Exercisable Within 60 Days(1)	Total Shares Beneficially Owned(2)	Percent of Outstanding Common Stock(3)
John D. Fruth(4)	4,829,850	61,259	4,891,109	19.8
Royce & Associates, LLC(5)	2,774,900	—	2,774,900	11.3
FMR Corp.(6)	2,236,631	—	2,236,631	9.1
Wellington Management Company, LLP(7)	1,255,700	—	1,255,700	5.1
Edgar J. Cummins	2,472	100,020	102,492	*
Terence M. Fruth	101,614	100,020	201,634	*
Stephen J. Fanning	—	102,999	102,999	*
William R. Grant	128,239	100,020	228,259	*
Terrance H. Gregg	1,000	70,020	71,020	*
Bradley S. Jones	92,488	118,749	211,237	*
Howard P. Liszt	1,000	3,336	4,336	*
Steven M. Neil	2,000	—	2,000	*
Mary Jo Potter	—	7,506	7,506	*
John A. Weber	100	62,925	63,025	*
James M. Welch	—	47,500	47,500	*
All directors and executive officers as a group (18 persons)	5,158,763	1,003,582	6,236,839	24.4

*
Less than 1% of the Company's outstanding common stock

(1)
Represents shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 10, 2004. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(3)
Percentage ownership is based on 24,609,252 shares of our common stock outstanding as of March 10, 2004.

(4)
Includes 74,494 shares held in a Charitable Remainder Trust of which Mr. John Fruth is the Trustee and Sole Beneficiary.

(5)
Information regarding Royce & Associates, LLC ("Royce") is derived from Amendment No. 1 to the Schedule 13G filed by Royce with the Securities and Exchange Commission on February 5, 2004. Royce's address is 1414 Avenue of the Americas, New York, New York 10019.

(6)
Information regarding FMR Corp. ("FMR") is derived from Amendment No. 5 to the Schedule 13G filed by FMR with the Securities and Exchange Commission on February 17, 2004. Of the shares reported as beneficially owned by FMR, 2,236,631 shares may be deemed beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR ("Fidelity"). Additionally, 2,235,931 of the shares deemed beneficially owned by FMR are beneficially owned by Fidelity Low-Priced Stock Fund, an investment company for which FMR acts as investment advisor. Edward C. Johnson, 3d and Abigail P. Johnson, each individuals who may be deemed to form a controlling group with respect to FMR, may also be deemed to beneficially own the shares reported as beneficially owned by FMR. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109.

(7)
Information regarding Wellington Management Company, LLP or its wholly-owned subsidiary Wellington Trust Company, NA (together "Wellington") is derived from Amendment No. 3 to the Schedule 13G filed by Wellington with the Securities and Exchange Commission on February 13, 2004. Of the shares reported as beneficially owned by Wellington, 921,400 shares are reported to have shared voting power and 1,255,700 shares have shared dispositive power. Wellington's address is 75 State Street, Boston, Massachusetts 02109.

EXECUTIVE OFFICERS

        Our executive officers, and certain information about them as of March 10, 2004, are set forth below:

        Stephen J. Fanning, age 52, Chief Executive Officer, President and member of the Board of Directors since August 13, 2001. For information regarding the positions and offices within the Company held by Mr. Fanning, please see the discussion under the heading "Proposal No. 1 — Election of Directors".

        Richard P. Franz, OD, FAAO, age 57, Vice President, Professional Relations since April 1998. From 1994 to 1998, Dr. Franz served as President of The Worthington Group, an ophthalmic practice management-consulting group which he founded.

        Linda A. Hoffman, age 56, Vice President, Operations, since July 1998. Prior to that, Ms. Hoffman served as Director of Operations from March 1994 to July 1998.

        Ken Hurley, age 39, Vice President, Information Technology, since August 2002. Mr. Hurley was Director, Business Operations, of Seebeyond Technology Corporation during 2001. From 1999 to 2001 he was General Manager, San Francisco, Sapient Corporation. From 1995 to 1999 he was Director, Information Services of Sola Optical.

        Bradley S. Jones, age 42, Vice President, U.S. Sales since 1991. Since joining us in 1984, Mr. Jones has held various sales and marketing positions.

        J. Christopher Marmo, Ph.D, age 35, Vice President, Research and Development since June, 1999. From 1997 to June 1999, Dr. Marmo was a Senior Manager in the Technology and Innovation Division of Arthur D. Little, Inc.

        Steven M. Neil, age 51, Executive Vice President, Chief Financial Officer and Secretary since July 2003. From October 1997 until June 2003 he was Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of Sola International.

        Gary E. Paladin, age 49, Vice President, Global Marketing, since March 2002. Mr. Paladin was Vice President, Marketing with Amirce Medical from April 1999 to March 2002, Vice President, Marketing with Neopost On-Line from March 2000 to October 2001 and Vice President — Business Management at Oral-B Laboratories from May 1995 until April 1999.

        John A. Weber, age 41, Executive Vice President, Worldwide Operations since July 2003. He was Vice President, Manufacturing from January 2001 until July 2003. Mr. Weber joined us in November 1993 as Director of Distribution, and from July 1997 through December 1997, he served as Director of Production. From January 1998 through April 2000, Mr. Weber served as Director of Marketing, and from May 2000 through December 2000, he served as Director of Manufacturing.

        James M. Welch, age 43, President International Division since July 2003. He was Vice President, International Sales from July 1997 until July 2003. From September 1995 to June 1997, Mr. Welch served as Director, Process Development.

        Greg A. Zimmerman, age 53, Vice President, Human Resources, since January 2002. From November 2000 until September 2001 Mr. Zimmerman was Director of Sales at Arcot Systems. From June 1999 until November 2000 he was Senior Vice President, Sales and Marketing at MedChannel, Inc. and from September 1995 until June 1999 he was Senior Vice President, Sales at McKesson, Inc. He was a Vice President, Sales for the Convertors and Pharmaseal Divisions of Baxter International from 1989 to 1995 and he was Vice President, Human Resources for the Hospital and Alternate Site Business of Baxter International from 1985 until 1989.

EXECUTIVE COMPENSATION

Compensation of Named Executive Officers

        The following table sets forth the compensation awarded to, or earned for services rendered in all capacities to us by, our Chief Executive Officer, our four other most highly compensated executive officers serving at the end of 2003 (collectively the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred. The aggregate amount of perquisites and other personal benefits, securities or properties received by each named executive officer was less than either $50,000 or 10% of the total annual salary and bonus reported for each respective named executive officer in each year reported below.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position	Fiscal Year				Securities Underlying Options(#)	All Other Compensation($)
		Salary($)	Bonus($)(1)
Stephen J. Fanning President and Chief Executive Officer	2003 2002 2001	400,000 400,000 146,154	316,875 — 127,479		50,000 — 221,000	245,273 245,092 93,241	(2) (2) (2)
Steven M. Neil Executive Vice President, Chief Financial Officer and Secretary	2003 2002 2001	155,000 — —	275,074 — —	(3)	100,000 — —	1,627 — —	(4)
James M. Welch President, International Division	2003 2002 2001	244,265 233,200 219,615	96,119 17,329 88,000		27,000 — 35,000	4,482 3,883 75,970	(5) (5) (5)
Bradley S. Jones Vice President, U.S. Sales	2003 2002 2001	216,300 216,155 209,808	78,071 14,195 63,000		27,000 — 20,000	3,690 3,620 3,181	(6) (6) (6)
John A. Weber Executive Vice President, Worldwide Operations	2003 2002 2001	209,378 192,700 179,860	83,180 16,888 80,000		31,500 — 25,000	6,177 3,795 4,876	(7) (7) (7)

(1)
Represents bonuses earned in 2003, 2002, and 2001, respectively, regardless of when paid.

(2)
Includes premiums that we paid with respect to term life insurance for Mr. Fanning's benefit in the amount of $837, $648, and $937 respectively in 2003, 2002 and 2001. Also includes 401(k) plan matching contributions in the amount of $2,769 and $2,777 respectively in 2003 and 2002. In addition, includes $241,667 in each 2003 and 2002, which was the portion of a loan forgiven on the first and second anniversary of his employment. See "Employment Severance and Change in Control Arrangements" below. All Other Compensation in 2001 includes reimbursement of moving costs associated with Mr. Fanning's relocation in the amount of $92,304

(3)
Includes a signing bonus of $215,000 paid to Mr. Neil in connection with the commencement of his employment. Please refer to "— Employment Severance and Change in Control Arrangements" below.

(4)
Represents a premium that we paid with respect to term life insurance for Mr. Neil's benefit in the amount of $567 and 401(k) plan matching contributions in the amount of $1,060.

(5)
Includes premiums that we paid with respect to term life insurance for Mr. Welch's benefit in the amount of $695, $648 and $1,774 respectively in 2003, 2002 and 2001. Also includes 401(k) plan matching contributions in the amount of $3,787, $3,235 and $2,950 respectively in 2003, 2002 and 2001. All Other Compensation in 2001 includes reimbursement of moving costs associated with Mr. Welch's relocation in the amount of $71,246.

(6)
Includes premiums that we paid with respect to term life insurance for Mr. Jones's benefit in the amount of $695, $623, and $731 respectively in 2003, 2002, and 2001. Also includes 401(k) plan matching contributions in the amount of $2,995, $2,997 and $2,450 respectively for 2003, 2002 and 2001.

(7)
Includes premiums that we paid with respect to term life insurance for Mr. Weber's benefit in the amount of $657, $555 and $626 respectively in 2003, 2002 and 2001. Also includes 401(k) plan matching contributions in the amount of $5,520, $3,240 and $4,250 respectively in 2003, 2002 and 2001.

        The above table does not include our former Chief Financial Officer and Secretary, Mr. Sidney B. Landman, who would have been included among the four other most highly compensated executive officers but for the fact that he left the Company in July 2003 and earned $132,550 in compensation in 2003. For more information on the terms of Mr. Landman's separation, please see "— Employment Severance and Change in Control Arrangements" below.

OPTION GRANTS IN 2003

        We grant options to our executive officers under the Plan. As of December 31, 2003, options to purchase 3,174,206 shares were outstanding under the 1997 Incentive Plan and options to purchase 547,520 shares remained available for grant under the Plan. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

					Potential Realizable Value Of Assumed Annual Rates Of Stock Price Appreciation For Option Term($)(4)
	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)
Name			Exercise Price Per Share($)(3)	Expiration Date
					5%	10%
Stephen J. Fanning	50,000	6.7	13.00	02/26/13	408,781	1,035,933
Steven M. Neil	100,000	13.4	19.48	07/01/13	1,225,087	3,104,611
James B. Welch	27,000	3.6	13.00	02/26/13	220,742	559,404
Bradley S. Jones	27,000	3.6	13.00	02/26/13	220,742	559,404
John A. Weber	31,500	4.2	13.00	02/26/13	257,532	652,638

(1)
All options vest over a four-year period, with 25% of the options vesting upon the completion of each year of service.

(2)
Based on options to purchase an aggregate of 748,550 shares of the Company's common stock granted during the year ended December 31, 2003, including the Named Executive Officers.

(3)
Under the terms of the Plan, the exercise price per share equals the fair market value of the common stock on the date of grant, which is defined as the closing price of the common stock on the date of grant.

(4)
The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future common stock prices.

AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

        The following table sets forth information regarding the exercise of stock options by the Named Executive Officers during 2003 and stock options held as of December 31, 2003 by the Named Executive Officers.

			Number of Securities Underlying Unexercised Options at Fiscal Year End(#)
					Value of Unexercised In-The-Money Options at Year End($)(2)
Name	Shares Acquired on Exercises(#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen J. Fanning	—	—	90,500	180,500	645,485	1,709,785
Steven M. Neil	—	—	—	100,000	—	923,000
James M. Welch	—	—	67,741	66,259	514,903	911,837
Bradley S. Jones	15,000	234,831	120,998	62,002	893,731	887,274
John A. Weber	20,000	260,482	55,050	69,000	363,767	1,002,865

(1)
Calculated by determining the difference between the closing price of the Company's common stock on the Nasdaq National Market on the date of exercise and the exercise price (or the actual sales price if the shares were sold by the optionee simultaneously with the exercise) of the in-the-money options, without taking into account any taxes that may be payable in connection with the transaction.

(2)
Based on the closing price of our common stock at December 31, 2003 ($28.71 per share) less the exercise price payable for the shares. Such numbers do not reflect amounts actually realized upon sale of the shares by such officers.

EQUITY COMPENSATION PLAN INFORMATION

        We maintain the 1989 Stock Option Plan, 1997 Equity Incentive Plan, as amended, and the 1997 Amended and Restated Directors Option Plan, each of which have been approved by our stockholders. In addition, the Board and stockholders have approved, but the Board has not implemented, the 1997 Employee Stock Purchase Plan.

        The following table sets forth information as of December 31, 2003 with respect to the plans under which our common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted-Average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	3,724,746	(1)	$19.32	1,120,020	(2)(3)(4)
Equity compensation plans not approved by security holders	0		—	0
Total	3,724,746	(1)	$19.32	1,120,020	(2)(3)(4)

(1)
Includes 23,040 shares subject to options outstanding under our 1989 Option Plan which was terminated on August 4, 1997, the effective date of the Company's initial public offering, at which time our 1997 Incentive Plan became effective. As a result, no options have been granted under the 1989 Option Plan since our initial public offering. However, termination does not affect any outstanding options, all of which will remain outstanding until exercised or until they terminate or expire in accordance with their terms. The terms of options granted under the 1989 Option Plan and the administration of this plan are substantially the same as those that pertain to the Plan, except that the vesting of options granted prior to March 1, 1995 under the 1989 Plan accelerates upon certain acquisitions of the Company unless the options are assumed or substituted by the acquiring corporation. Any shares remaining unissued under the 1989 Option Plan on the effective date of the Plan, including any shares issuable upon exercise of options granted pursuant to the 1989 Option Plan that expire or become unexercisable for any reason without having been exercised in full, are no longer available for issuance under the 1989 Plan but are available for issuance under the Plan.

(2)
Includes 547,520 shares reserved for issuance under the Plan. For a description of the Plan, please refer to "Proposal No. 2 — Amendment to the 1997 Equity Incentive Plan to add 1,500,000 Authorized Shares and Extend the Plan's Expiration Date to February 2014".

(3)
Includes 172,500 shares reserved for issuance under the 1997 Amended and Restated Directors Option Plan.

(4)
Includes 400,000 shares reserved for issuance under the 1997 Employee Stock Purchase Plan. This Plan has yet to become effective, and as of March 31, 2004, no shares of common stock had been purchased thereunder. If and when the 1997 Employee Stock Purchase Plan becomes effective, eligible employees will be permitted to acquire shares of our common stock through payroll deductions. Eligible employees may select a rate of payroll deduction between 2% and 10% of their compensation and are subject to certain maximum purchase limitations described in this plan. Except for the first offering, each offering under the 1997 Employee Stock Purchase Plan will be for a period of 24 months (an "offering period") and will consist of four six-month purchase periods. The purchase price for our common stock purchased under this plan is 85% of the lesser of the fair market value of our common stock on the first day of the applicable offering period and the last day of the applicable purchase period. The Board has the authority to determine the date on which the first offering period will begin and the length of the offering period. The Board has the power to change the duration of offering periods and purchase periods. The 1997 Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.

        Effective January 1, 2004 we began to maintain the Ocular Sciences, Inc. Deferred Fee Plan for Directors, which was not subject to stockholder approval. See "Proposal No. 1 — Election of Directors — Director Compensation" for more information.

EMPLOYMENT SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

        Mr. Fanning's Employment Agreement.    We entered into an employment agreement with Stephen J. Fanning, President and Chief Executive Officer and member of the Board, effective as of August 8, 2001. The term of this employment agreement expires on August 13, 2004. Mr. Fanning's base salary under the agreement is $400,000 per year and is subject to annual review by the Board. Mr. Fanning is eligible to receive a cash bonus of up to 75% of his annual salary paid for each full calendar year that he is employed by us. The agreement provides that Mr. Fanning will be granted one or more options to purchase an aggregate of 200,000 shares of our common stock. Pursuant to the employment agreement, we also agreed to reimburse Mr. Fanning for all costs incurred to relocate his residence, which amounted to $92,304.

        Under Mr. Fanning's employment agreement, we agreed to extend loans of $400,000 (for a term of five years) and $725,000 (for a term of three years) for a total of $1,125,000 to Mr. Fanning in connection with his purchase of a new residence. The loans are interest free and secured by a purchase money second deed of trust on the new residence. If Mr. Fanning remains continuously employed by us from August 13, 2001 through August 13, 2004, a portion of the $400,000 loan, in the amount of $200,000, shall be forgiven at the end of the period. Under the terms of the $725,000 loan, if Mr. Fanning remains continuously employed during this 3-year period, one-third of the principal amount of the $725,000 loan (i.e. $241,667) will be forgiven each year upon the first, second and third anniversaries of Mr. Fanning's employment with us. Should Mr. Fanning sell, convey, transfer, dispose of, or further encumber his new residence, the loans will be due and payable in full within ninety days of the sale, conveyance, disposition or encumbrance. If Mr. Fanning voluntarily resigns or is terminated by us for "Cause" (as defined in Mr. Fanning's employment agreement), the loans will become due and payable in full within 180 days of resignation or termination. As of March 31, 2004, an aggregate amount of $641,667 was outstanding under our loans to Mr. Fanning and the largest aggregate amount of indebtedness under these loans during 2003 was $883,334.

        Mr. Neil's Offer Letter.    Mr. Neil's offer letter, dated May 19, 2003, provides for an initial annual salary of $325,000 commencing on July 1, 2003, and participation in the incentive bonus plan. The offer letter also provides for a signing bonus of $215,000, which must be repaid to us if he voluntarily resigns or terminates his employment other than for "Good Reason" (as defined below under "Key Employee Change in Control Arrangements") on or before July 1, 2005. Mr. Neil received options to purchase 100,000 shares of our common stock at an exercise price of $19.48 per share under the Plan, of which options to purchase 25,000 shares will vest on July 1, 2004 and the remainder vest ratably over a 36-month period thereafter. The remaining unvested portion of these options will vest as to all of the then unvested shares if we sell the Company and he is terminated without Cause (as defined below under "Key Employee Change in Control Arrangements") or terminates for Good Reason. Under these same conditions, Mr. Neil is also entitled to 12 month's severance pay based on Mr. Neil's then current base salary and incentive compensation.

        Sidney Landman's Separation Arrangement.    In November 2003, we entered into a settlement agreement and general release with our former Chief Financial Officer, Sidney Landman, who resigned from all positions in July 2003. Under this arrangement, the Company and Mr. Landman agreed to release each other of any claims they had against one another arising out of Mr. Landman's employment by or consulting arrangement with the Company. and we agreed to pay Mr. Landman in January 2004 an additional $276,250 in severance which included $75,000 to cover his relocation expenses. We also agreed to provide outplacement services to Mr. Landman, to pay him $2,500 as a health benefit payment, and to forgive $240,000 of his outstanding interest-free loan from the Company. This loan was originally in the amount of $300,000 and as part of the settlement, Mr. Landman paid the Company the remaining portion of $60,000.

        Key Employee Change in Control Arrangements.    In April 2003, we entered into letter agreements with our executive officers, including five executive officers who are not Named Executive Officers. These agreements provide that if:

  •
  we sell all or substantially all of the assets of the Company, complete a merger involving the Company after which our stockholders before the merger do not own more than 50% of the surviving or successor entity's outstanding voting securities after the merger, or any person or entity acquires 50% or more of our outstanding voting securities; and

  •
  following such change in control either:

  •
  the surviving or successor entity terminates the executive officer without Cause (as defined below).

  •
  the executive officer terminates his employment for Good Reason (as defined below);

then the executive officer will become entitled to receive severance payments and 100% acceleration of vesting of all options, based on length of service and current levels of compensation. As of March 10, 2004, the amount of severance payments (stated in terms of the number of months of paid base salary and incentive compensation) and unvested options outstanding for the Named Executive Officers are as follows: Mr. Fanning, 13 months, 230,500 shares; Mr. Neil, 12 months, 100,000 shares; Mr. Welch, 20 months, 90,259 shares; Mr. Jones, 24 months, 74,002 shares; and Mr. Weber, 20 months, 93,000 shares.

        The term "Cause" means termination of employment due to (i) the officer's willful and continued failure to perform his or her duties to the Company or its successor after we (or our successor or the surviving entity) deliver a written demand for substantial performance is delivered to the officer provided that this demand specifically identifies how we (or our successor or the surviving entity) believe that the officer has not substantially performed his or her or her duties, or (ii) the officer's conviction of or plea of guilty or nolo contendere to felony criminal conduct.

        The term "Good Reason" means in each case without the officer's consent or waiver, (i) a material diminution of the officer's duties or authority with the Company, or the assignment of duties and responsibilities inconsistent with his or her status at the Company, as of the date of the Change of Control; (ii) a reduction in base salary or material reduction in benefits as of the date of the change in control without the express written consent of Employee; (iii) any breach of the Company of any of its material obligations under its agreements with the officer; or (iv) a reassignment which requires the officer to move his or her principal work location more than 50 miles from the Company's principal office in Concord, California.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee is composed of Terrance H. Gregg (Chairman), William R. Grant and Mary Jo Potter. In 2003, the Compensation Committee originally consisted of Messrs. Grant, Gregg and Tunney. Ms. Potter replaced Mr. Tunney as a member of the Committee following his death. There are and were no interlocking relationships between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        From January 1, 2003 to the present, there has not been, nor is there currently proposed, any transaction or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (i) the payments set forth under the headings "Proposal No. 1 — Election of Directors — Director Compensation" and "Executive Compensation"

above, (ii) the arrangements described under the heading "Executive Compensation — Employment Severance and Change in Control Arrangements" above, and (iii) the transactions described below.

Loans to Executive Officers

        Please refer to "Executive Compensation-Employment Severance and Change in Control Arrangements" above, for a description of the loans to Messrs. Fanning and Landman.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify these directors and officers to the fullest extent permitted by Delaware law.

Payments to Directors

        Fruth, Jamison & Elsass P.A., a law firm in which Terence M. Fruth, a director and the brother of John D. Fruth, our Chairman of the Board of Directors, is a partner, has provided legal services to us since June 2001. Prior to that time, Fruth & Anthony, P.A., a law firm in which Mr. Fruth was a partner from 1985 to 1999, provided legal services to us from our incorporation. We made payments of $889 in 2003 to Fruth, Jamison & Elsass P.A. for legal services. These payments did not represent more than 5% of this firm's gross revenues in its last complete fiscal year. We believe that our transactions with this law firm were on terms no more favorable than those with unrelated parties and Mr. Fruth did not have direct or indirect material interest in these transactions.

        The following pages contain a report issued by our Compensation Committee relating to executive compensation for the fiscal year ended December 31, 2003, a chart titled "Stock Performance Graph" and a report issued by our Audit Committee relating to its review of our financial statements, procedures and practices. Stockholders should be aware that under Securities and Exchange Commission rules, the Report of the Compensation Committee, the Stock Performance Graph and the Audit Committee Report are not deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and are not incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless these sections are specifically referenced.

REPORT OF THE COMPENSATION COMMITTEE

To the Board of Directors:

        Final decisions regarding compensation and stock option grants to executive officers are made by the Compensation Committee of the Board of Directors. The Compensation Committee is composed of three independent outside non-employee Directors, appointed by the Board, none of whom has any interlocking relationship, as defined by the Securities and Exchange Commission.

General Compensation Policy

        The Compensation Committee acts on behalf of the Board to establish our general compensation policy. The Compensation Committee reviews base salary levels and target bonuses for the Chief Executive Officer and our other executive officers at or about the beginning of each year. The Compensation Committee also administers the 1997 Incentive Plan.

        The Compensation Committee's philosophy in compensating executive officers, including the Chief Executive Officer, is to relate compensation to corporate and individual performance. Consistent with this philosophy, annual salary adjustments and the incentive component of executive officer compensation is determined after a review of our and the individual's performance for the previous year. The evaluation of our performance is based in significant part on an evaluation of our financial performance compared to plan. Long-term equity incentives for executive officers are effected through the granting of stock options under the 1997 Incentive Plan. Stock options generally have value for the executive only if the price of our stock increases above the fair market value on the grant date and the executive remains in our employ for the period required for the shares to vest.

        The base salaries, incentive compensation and stock option grants of executive officers are also determined in part by the Compensation Committee reviewing data on prevailing compensation practices of companies with whom we compete for executive talent. The Compensation Committee utilized information from five independent compensation surveys which covered over 200 companies of similar size as the Company and operating in the medical device, biotechnology and high technology industries. Our compensation was slightly below average among this group. The Compensation Committee considered this data in setting compensation in 2003.

2003 Executive Compensation

        Base Compensation.    In early 2003, we established the base salary for each executive officer for 2003 based on the performance of the Company and each executive officer and data from comparable companies. The Compensation Committee increased the base salary for most executive officers. Of those executives whose base salary was increased in 2003, the average increase was 5.1%. The increase included new base pay levels for executive officers who had their roles and duties expanded in 2003.

        Incentive Compensation.    The Compensation Committee also used the information described above as the basis for determining incentive compensation for our executive officers. We established the target amount of bonus for each individual prior to the beginning of 2003. The actual amount of bonus paid was based on the Compensation Committee's evaluation of our and the individual's performance in 2003. In evaluating performance, the Compensation Committee placed substantial emphasis on sales and income growth, and based 75% of the bonus on objective company-wide performance factors and 25% on subjective individual performance criteria. Bonuses for executive officers for 2003 were generally 105% of the target bonus because the Company performed ahead of Plan in 2003.

        Stock Options.    The number of shares subject to each stock option granted is within the discretion of the Compensation Committee and is based on anticipated future contribution and ability to impact corporate results, past performance, consistency within the executive's peer group and competitive conditions. The Compensation Committee retains the discretion to grant options more or less frequently, if it deems such appropriate. Stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's common stock on the date of grant.

        Company Performance and Chief Executive Officer Compensation.    Mr. Fanning was appointed our Chief Executive Officer and President, effective August 8, 2001. For performance during 2003, the incentive compensation for Mr. Fanning was determined on the same general basis as discussed above for other executive officers. Mr. Fanning's 2003 annual salary was set at $400,000 and a bonus of $316,875 was earned for 2003. The Compensation Committee based Mr. Fanning's salary and bonus on a number of factors, including comparative salaries of chief executive officers of companies in the compensation survey group discussed above, individual performance and performance against stated objectives. The compensation survey information for Chief Executive Officer salaries demonstrated that the base compensation for Mr. Fanning was approximately 10%-15% below average. The Compensation Committee increased Mr. Fanning's annual base salary to $450,000 effective April 1, 2004 based on Mr. Fanning's performance, overall company financial performance and conclusions drawn from the compensation survey data.

        Compliance with Section 162(m) of the Internal Revenue Code of 1986.    Section 162(m) of the Code imposes a limitation on our income tax deductibility of certain executive compensation unless it is

"performance-based" under the tax rules. Stock options granted under the Plan are intended to constitute "performance-based" compensation under Section 162(m). When feasible the Compensation Committee will seek to have non-option and cash compensation qualify as "performance-based" compensation under Section 162(m). However, because our compensation objectives may not always be consistent within the requirements for full deductibility, we may enter into compensation arrangements under which payments are not deductible under Section 162(m).

COMPENSATION COMMITTEE
Terrance H. Gregg, Chairman
William R. Grant
Mary Jo Potter

COMPANY STOCK PRICE PERFORMANCE

        The stock performance graph below compares the cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Stock Market U.S. Index and the Standard & Poor's Health Care Equipment Index from December 31, 1998 to the last trading day in each subsequent year through December 31, 2003 (assuming the investment of $100 in our common stock and in each of the indexes on December 31, 1998, and reinvestment of all dividends).

        The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our common stock.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*
AMONG OCULAR SCIENCES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S & P HEALTH CARE EQUIPMENT INDEX

*$100 invested on 12/31/98 in stock or index—including reinvestment of dividends.
Fiscal year ending December 31.

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
OCULAR SCIENCES, INC.	100.00	70.56	43.46	87.10	58.02	107.33
NASDAQ STOCK MARKET (U.S.)	100.00	186.20	126.78	96.96	68.65	108.18
S & P HEALTH CARE EQUIPMENT	100.00	92.18	135.31	128.45	112.20	148.16

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee's role includes the oversight of our financial, accounting and reporting processes, our system of internal accounting and financial controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors' audit work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles.

        The Audit Committee is composed of two independent directors, Messrs. Grant and Gregg, and one director, Mr. Cummins, who is not independent, as that term is defined in Rule 4200(a)(15) of the NASD Marketplace Rules. In addition, each of these Audit Committee members met the independence requirements of Rule 10A-3(b)(i) of the Securities Exchange Act of 1934, as well as the requirements of NASDAQ Marketplace Rule 4350(d)(2) in 2003. Although Mr. Cummins is not "independent" within the meaning of Rule 4200(a)(15), the Board has determined that it is required and in the best interests of the Company and its stockholders that Mr. Cummins remain a member of the Audit Committee. The Audit Committee operates under a written charter adopted by the Board. The Board adopted an amended and restated written charter for the Audit Committee on April 6, 2004, a copy of which is attached to this proxy statement as Appendix A and which can be accessed electronically at the Company's website at http://www.ocularsciences.com.

        The Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with management and the independent auditors. The audit committee has also discussed with KPMG LLP, the Company's independent auditors during the year ended December 31, 2003, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended.

        The Audit Committee received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 and discussed with them their independence. The audit committee also considered whether the provision of non-audit services by the independent auditors was compatible with maintaining the auditors' independence and has discussed with the auditors' their independence.

        Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Edgar J. Cummins, Chairman
William R. Grant
Terrance H. Gregg

STOCKHOLDER PROPOSALS

        We must receive proposals of stockholders intended to be presented at our 2004 Annual Meeting of Stockholders at its principal executive offices no later than the close of business on December 23, 2004, in addition to other applicable requirements under our bylaws and the applicable rules and regulations of the Securities and Exchange Commission, in order to be included in our proxy statement and form of proxy relating to that meeting. Additionally, we must receive proposals of stockholders intended to be presented at our 2004 Annual Meeting of Stockholders without inclusion of the proposals in our proxy statement and form of proxy relating to the meeting at our principal executive offices no later than the close of business on March 23, 2005. If the proposal is received after March 23, 2005, then management proxies may use their discretionary voting authority with respect to the proposal.

        Our bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at next year's annual meeting, it is necessary that you notify us not less than 30 nor more than 60 days in advance of the date of that annual meeting and your notice of nomination should contain such information as required under our bylaws and pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. In order to include a proposal for such nomination of a director in our proxy statement for next year's annual meeting, the written proposal will be subject to the procedures and deadline described in the preceding paragraph and the paragraphs that follow.

  •
  If you would like to recommend a director candidate for the next annual meeting, you must submit the recommendations by mail to our Secretary at our principal executive offices, no later than the 120th calendar day before the date that we last mailed our proxy statement to stockholders in connection with the previous year's annual meeting.

  •
  Recommendations for candidates must be accompanied by personal information of the candidate, including a list of the candidate's references, the candidate's resume or curriculum vitae and such other information as determined by our Secretary and as necessary to satisfy rules and regulations of the Securities and Exchange Commission and our bylaws, together with a letter signed by the proposed candidate consenting to serve on the Board if nominated and elected.

  •
  The Nominating and Governance Committee considers nominees based on our need to fill vacancies or to expand the Board, and also considers our need to fill particular roles on the Board or committees thereof (e.g. independent director, audit committee financial expert, etc.).

  •
  The Nominating and Governance Committee evaluates candidates in accordance with its charter and its policies regarding director qualifications, qualities and skills.

OTHER BUSINESS

        As of the date of this proxy statement, the Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Annual Meeting, or any adjournment thereof, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE

ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

By Order of the Board of Directors,

John D. Fruth
Chairman of the Board Directors

Dated: April 22, 2004

APPENDIX A

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF OCULAR SCIENCES, INC.

Overview

        The Audit Committee is appointed annually by the Board of Directors of Ocular Sciences, Inc. (the "Corporation") and has the responsibility to assist the Board in fulfilling its oversight of the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements, including oversight of the Corporation's systems of internal controls, and the selection, evaluation and compensation of the Corporation's independent auditors. The Audit Committee should provide an appropriate communications channel with the Corporation's Board of Directors, independent auditors and financial management. The Audit Committee may also perform such other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

        The Corporation shall provide appropriate funding, as determined by the Audit Committee in its capacity as a committee of the Board, for payment of (i) compensation to any registered public accounting firm for preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, services approved by the Audit Committee, (ii) compensation to any outside advisers retained by the Audit Committee pursuant to this charter and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

        The Audit Committee, at its discretion, has the authority to conduct any investigation appropriate to fulfilling its responsibilities within the scope of this Charter and shall have direct access to the independent auditors as well as anyone in the Corporation. The Audit Committee has full authority to seek any information it requires from the Corporation and may meet with officers, employees, external counsel and independent auditors as necessary.

Audit Committee Composition

        The Audit Committee shall be comprised of at least three (3) directors appointed annually by the Board of Directors, with the exact number being determined by the Board of Directors. Each member of the Audit Committee must be an "independent director" as defined by the rules of The NASDAQ Stock Market, Inc. to the extent required under such rules, and must meet such other requirements for membership on the Audit Committee as the rules of The NASDAQ Stock Market, Inc. and the rules of the Securities and Exchange Commission (the "SEC") may establish from time to time. All members of the Audit Committee must be able (or shall become able within a reasonable period after appointment) to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, as determined by the Board of Directors in its business judgment. In addition, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background resulting in the individual being financially sophisticated, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. If practicable, at least one member of the Audit Committee shall be an "audit committee financial expert" as determined in accordance with the rules and regulations of the SEC. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the most recent three years.

        The members of the Audit Committee shall be appointed by the Board of Directors and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. The Board of Directors may replace any member of the Audit Committee.

Audit Committee Meetings

        The Audit Committee shall meet as often as it determines appropriate, but not less than once each quarter, and the meetings shall include a review of the audit plan and scope and a review of the independent auditors' letter of recommendations provided to management. The Audit Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Audit Committee. In addition, the Board of Directors will designate an Audit Committee Chairperson who shall have the authority to act in certain circumstances on behalf of the Audit Committee between meetings. The Audit Committee Chairperson shall prepare or approve and distribute an agenda in advance of each meeting. The Audit Committee shall maintain written minutes of its meetings, which minutes will be filed in the Corporation's minute book. Meetings may be held telephonically. In lieu of a meeting, the Audit Committee may also act by unanimous written consent. A quorum of the Audit Committee for the transaction of business shall be a majority of its members.

        At least annually, the Audit Committee shall meet privately in executive session with management, personnel responsible for overseeing the Corporation's internal controls and the independent auditors, and as a committee to discuss any matters that the Audit Committee, management or the independent auditors believe should be discussed. In addition, the Audit Committee Chair shall meet with the independent auditors prior to the release of earnings on a quarterly basis to discuss the results of the audit or quarterly review, significant issues regarding accounting principles, practices and judgments, and all matters required by AICPA standards.

Audit Committee Responsibilities

        The Audit Committee shall be directly and solely responsible for the selection, appointment, engagement, compensation, retention and oversight of any independent auditor employed by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, audit-related, or attest services for the Corporation. The Corporation's independent auditors will report directly to the Audit Committee. The Audit Committee shall:

  •
  Select and appoint the independent auditors, based on independence, qualifications and performance.

  •
  Review in advance the independent auditors' proposed audit scope and audit approach.

  •
  Approve in advance all audit, audit-related and attest services, and all permitted non-audit services, performed for the Corporation, provided that the Audit Committee may establish pre-approval policies and procedures for the engagement of independent auditor to render permitted non-audit services.

  •
  Review and approve, in advance of their performance, the independent auditors' fee arrangements for professional services that are permitted by applicable law.

  •
  Review the independent auditors' letter of recommendations provided to management and management's responses and any accounting adjustments that were noted or proposed by the auditor but that were "passed" (as immaterial or otherwise), as well as review with the independent auditors any difficulties encountered in the course of the audit, any restrictions on the scope of work or access to required information and any disagreements with management. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

  •
  Review management's and the independent auditors' evaluation of the Corporation's system of internal control over financial reporting which could adversely affect the Corporation's ability to record, process, summarize or report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financial reporting.

  •
  Evaluate, no less often than annually, the qualifications, performance and independence of the independent auditors, including whether the independent auditor's quality control procedures are adequate, the review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and report to the Board of Directors on its conclusions, together with any recommendations for additional action.

  •
  Review with the Corporation's legal counsel, any legal matters that could have a significant impact on the Corporation's financial statements or disclosures.

  •
  In connection with the Audit Committee's review of the annual financial statements, obtain from the independent auditor a written report addressing the critical accounting policies and practices used by the Corporation, all alternative treatments of financial information within generally accepted accounting principles that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor. Review such report with the independent auditor and understand the nature of other significant accounting and reporting matters, including complex and unusual transactions.

  •
  Review with financial management and the independent auditors significant issues regarding accounting principles, practices and judgments, and all matters required by AICPA standards prior to the release of the quarterly and annual financial statements.

  •
  Obtain and review, no less often than annually, a written statement from the Corporation's independent auditor describing all relationships between the independent auditor and the Corporation required to be disclosed by Independence Standards Board Standard No. 1, and review with the independent auditors any relationships with or services to the Corporation or related parties for the purpose of determining independence and objectivity.

  •
  Review with financial management and the independent auditors the qualitative judgments about the appropriateness of accounting principles and clarity of disclosures, the accuracy of the Corporation's financial statements and the Corporation's disclosure under "Management's Discussion and Analysis of Results of Operation" prior to the filing of each of the Corporation's periodic filings with the SEC. Resolve disagreements among management and the independent auditor regarding financial reporting.

  •
  Review and discuss financial press releases with management prior to their release.

  •
  Review and discuss with management its assessment of the Corporation's disclosure controls and procedures and consider whether any changes are appropriate in light of management's assessment.

  •
  Investigate and determine whether there are, and review and discuss with management and the independent auditor, any "off-balance sheet arrangement", as determined in accordance with the rules and regulations of the SEC, or similar structures and evaluate their effect on the Corporation's consolidated financial results and operations, as well as the disclosure regarding such arrangements and similar structures in the Corporation's public filings.

  •
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors, including the matters required to be communicated to audit committees in accordance with AICPA Statement on Auditing Standards ("SAS") 61, as amended by SAS 91.

  •
  Discuss with the independent auditor and management the results of the independent auditor's SAS 71 review of the Corporation's quarterly financial statements.

  •
  Review the Corporation's annual audited financial statements prior to filing or distribution and discuss with management and the independent auditors significant issues regarding accounting principles, practices and judgments.

  •
  Recommend to the Board whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

  •
  Draft the report of the Audit Committee to be included in the proxy statement as required by the rules of the SEC.

  •
  Establish, review and update periodically the statement of the Code of Conduct and Ethics of the Corporation.

  •
  Review financial and accounting personnel succession planning within the Corporation annually.

  •
  Review for potential conflicts of interests and other improprieties, and approve, all related party transactions (as described under Item 404 of SEC Regulation S-K).

  •
  Review and reassess the adequacy of this Charter at least annually and submit the Charter to the Board of Directors for approval and have the document made available on the Corporation's website and to any stockholder who requests a copy and have the document published at least every three (3) years in accordance with the rules and regulations of the SEC.

  •
  Develop and implement formal guidelines and procedures for the receipt, retention and handling of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for confidential, anonymous submission by employees of the Corporation of concerns regarding questionable auditing or accounting matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

  •
  Perform other oversight functions as determined by the full Board of Directors.

OCULAR SCIENCES, INC.
1997 EQUITY INCENTIVE PLAN

As Adopted June 2, 1997 and Amended
July 14, 1997, March 25, 1999, May 24, 2001, September 27, 2001 and February 4, 2004

        1.    PURPOSE.    The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

        2.    SHARES SUBJECT TO THE PLAN.

          2.1    Number of Shares Available.    Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,900,000 Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. Any authorized shares not issued or subject to outstanding grants under the Company's 1989 Stock Option Plan (the "PRIOR PLAN") on the Effective Date (as defined below) and any shares that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. The sum of (a) Restricted Stock Awards, (b) Stock Bonus Awards, or (c) Options with a Purchase Price or Exercise Price, as the case may be, below Fair Market Value issued under this Plan may not exceed 20% of the total number of Shares reserved for grant and issuance pursuant to this Plan as of any date.

          2.2    Adjustment of Shares.    In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

        3.    ELIGIBILITY.    ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 1,200,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) who are eligible to receive up to a maximum of 1,600,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

        4.    ADMINISTRATION.

          4.1    Committee Authority.    This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

  (a)
  construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

  (b)
  prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

  (c)
  select persons to receive Awards;

  (d)
  determine the form and terms of Awards;

  (e)
  determine the number of Shares or other consideration subject to wards;

  (f)
  determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

  (g)
  grant waivers of Plan or Award conditions;

  (h)
  determine the vesting, exercisability and payment of Awards;

  (i)
  correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

  (j)
  determine whether an Award has been earned; and

  (k)
  make all other determinations necessary or advisable for the administration of this Plan.

          4.2    Committee Discretion.    Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants other than himself or herself.

        5.    OPTIONS.    The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1    Form of Option Grant.    Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

          5.2    Date of Grant.    The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3    Exercise Period.    Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT

  STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

          5.4    Exercise Price.    The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

          5.5    Method of Exercise.    Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6    Termination.    Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

  (a)
  If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

  (b)
  If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

  (c)
  If a Participant is determined by the Board to have committed an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or Subsidiary, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

          5.7    Limitations on Exercise.    The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8    Limitations on ISO.    The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.9    Modification, Extension or Renewal.    The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10    No Disqualification.    Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

        6.    RESTRICTED STOCK.    A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1    Form of Restricted Stock Award.    All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

          6.2    Purchase Price.    The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted.

          6.3    Terms of Restricted Stock Awards.    Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the

  Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

          6.4    Termination During Performance Period.    If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

        7.    STOCK BONUSES.

          7.1    Awards of Stock Bonuses.    A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

          7.2    Terms of Stock Bonuses.    The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3    Form of Payment.    The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

          7.4    Termination During Performance Period.    If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

        8.    PAYMENT FOR SHARE PURCHASES.

          8.1    Payment.    Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

  (a)
  by cancellation of indebtedness of the Company to the Participant;

  (b)
  by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

  (c)
  by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

  (d)
  by waiver of compensation due or accrued to the Participant for services rendered;

  (e)
  with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

  (1)
  through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

  (2)
  through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

  (f)
  by any combination of the foregoing.

          8.2    Loan Guarantees.    The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

        9.    WITHHOLDING TAXES.

          9.1    Withholding Generally.    Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2    Stock Withholding.    When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

        10.    PRIVILEGES OF STOCK OWNERSHIP.

          10.1    Voting and Dividends.    No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

          10.2    Financial Statements.    The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

        11.    TRANSFERABILITY.    Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

        12.    RESTRICTIONS ON SHARES.    At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

        13.    CERTIFICATES.    All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

        14.    ESCROW; PLEDGE OF SHARES.    To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

        15.    EXCHANGE AND BUYOUT OF AWARDS.    The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

        16.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.    An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

        17.    NO OBLIGATION TO EMPLOY.    Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

        18.    CORPORATE TRANSACTIONS.

          18.1    Assumption or Replacement of Awards by Successor.    In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, all outstanding Options shall be assumed by the successor corporation (if any), which assumption shall be binding on all Participants, unless the Board, in its sole discretion, provides that the vesting of any or all Options granted pursuant to this Plan will accelerate. If the Board exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

          18.2    Other Treatment of Awards.    Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

          18.3    Assumption of Awards by the Company.    The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

        19.    ADOPTION AND STOCKHOLDER APPROVAL.    This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded.

        20.    TERM OF PLAN/GOVERNING LAW.    Unless earlier terminated as provided herein, this Plan will terminate February 4, 2014. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

        21.    AMENDMENT OR TERMINATION OF PLAN.    The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

        22.    NONEXCLUSIVITY OF THE PLAN.    Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        23.    DEFINITIONS.    As used in this Plan, the following terms will have the following meanings:

          "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "BOARD" means the Board of Directors of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

          "COMPANY" means Ocular Sciences, Inc. or any successor corporation.

          "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

    (a)
    if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

    (b)
    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

    (c)
    if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

    (d)
    in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

    (e)
    if none of the foregoing is applicable, by the Committee in good faith.

          "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

          "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

          "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "PARTICIPANT" means a person who receives an Award under this Plan.

          "PERFORMANCE FACTORS" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

    (a)
    Net revenue and/or net revenue growth;

    (b)
    Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

    (c)
    Operating income and/or operating income growth;

    (d)
    Net income and/or net income growth;

    (e)
    Earnings per share and/or earnings per share growth;

    (f)
    Total shareholder return and/or total shareholder return growth;

    (g)
    Return on equity;

    (h)
    Operating cash flow return on income;

    (i)
    Adjusted operating cash flow return on income;

    (j)
    Economic value added; and

    (k)
    Individual confidential business objectives.

          "PERFORMANCE PERIOD" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

          "PLAN" means this Ocular Sciences, Inc. 1997 Equity Incentive Plan, as amended from time to time.

          "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 6.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

          "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

          "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

          "UNVESTED SHARES" means "Unvested Shares" as defined in the Award Agreement.

          "VESTED SHARES" means "Vested Shares" as defined in the Award Agreement.

[Front of Proxy Card]

OCULAR SCIENCES, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2004

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Stephen J. Fanning and Steven M. Neil and each of them, as proxies, with full power of substitution, to represent and to vote all shares of Common Stock, $0.001 par value, of Ocular Sciences, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California, on May 21, 2004, at 9:00 a.m. Pacific Daylight Time, and at any and all postponements, continuations and adjournments thereof, upon and in respect of the following matters and in accordance with the following instructions, and in their discretion, upon other matters that arise at the meeting.

(Continued and to be Signed on Reverse Side)

[Back of Proxy Card]

ANNUAL MEETING OF STOCKHOLDERS

OCULAR SCIENCES, INC.

MAY 21, 2004

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.	COMPANY NUMBER

ACCOUNT NUMBER

Please detach and mail in the envelope provided

        The Board of Directors recommends that you vote FOR the election of all nominees listed in Proposal 1 and FOR Proposals 2 and 3. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☐

1. Election of Directors			FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEEES: ☐ Edgar J. Cummins ☐ Stephen J. Fanning ☐ John D. Fruth ☐ Terence M. Fruth ☐ William R. Grant ☐ Terrance H. Gregg ☐ Howard P. Liszt ☐ Mary Jo Potter	2.	AMEND THE COMPANY'S 1997 EQUITY INCENTIVE PLAN.
			FOR ☐	AGAINST ☐	ABSTAIN ☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☐		3.	RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2004.

TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

			THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AT LEFT AND FOR THE PROPOSALS 2 AND 3 SET FORTH ABOVE.

			WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
Signature of Stockholder(s)	Date

        Note: Please sign exactly as name or name(s) appear on this Proxy. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

OCULAR SCIENCES, INC. 1855 Gateway Boulevard, Suite 700 Concord, California 94520
OCULAR SCIENCES, INC . 1855 Gateway Boulevard, Suite 700 Concord, California 94520
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OCULAR SCIENCES, INC. 1855 Gateway Boulevard, Suite 700 Concord, California 94520
PROXY STATEMENT
VOTING RIGHTS AND SOLICITATION OF PROXIES
REVOCABILITY OF PROXIES
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
PROPOSAL NO. 2 — AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN TO ADD 1,500,000 AUTHORIZED SHARES AND EXTEND THE PLAN'S EXPIRATION DATE FROM JUNE 2007 TO FEBRUARY 2014.
NEW PLAN BENEFITS
PROPOSAL NO. 3 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
TRANSACTION OF OTHER BUSINESS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
OPTION GRANTS IN 2003
AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
EMPLOYMENT SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE
COMPANY STOCK PRICE PERFORMANCE
REPORT OF THE AUDIT COMMITTEE
STOCKHOLDER PROPOSALS
OTHER BUSINESS
  APPENDIX A
AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF OCULAR SCIENCES, INC.
OCULAR SCIENCES, INC. 1997 EQUITY INCENTIVE PLAN
OCULAR SCIENCES, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 21, 2004
ANNUAL MEETING OF STOCKHOLDERS OCULAR SCIENCES, INC. MAY 21, 2004